                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   NOVEMBER 12, 1998
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                            PERVASIVE SOFTWARE INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        Delaware                      000-23043                 74-2693793
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(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

12365 Riata Trace Parkway, Building II, Austin, Texas  78727
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             (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code   (512) 231-6000
                                                   -----------------------------



8834 Capital of Texas Highway, Austin, Texas  78759
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        (Former name or Former Address, if Changed Since Last Report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 12, 1998, Pervasive Software Inc. ("Pervasive" or the "Company") announced today that it has taken up and paid for in the aggregate, 12,420,110 common shares of EveryWare Development Inc. (more than 93% of the outstanding shares) deposited under the previously announced offer made by Pervasive Acquisition Corporation, a wholly-owned subsidiary, by way of a take-over bid circular dated October 13, 1998.

         Having acquired more than 93% of the outstanding shares, Pervasive has commenced compulsory procedures to acquire the remaining shares of EveryWare, which the Company expects to complete in December 1998.

         The foregoing description is qualified in its entirety by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 1998 (the "Prior 8-K") and to the Support Agreement which was attached as Exhibit 2.1 to the Prior 8-K and incorporated therein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The Registrant is required to file the financial statements of EveryWare Development Inc. Such financial statements will be filed by amendment not later than 60 days after the date this report on Form 8-K must be filed.

         (b) The Registrant is required to file pro forma financial information in connection with the acquisition. Such pro forma financial information will be filed by amendment not later than 60 days after the date this report on Form 8-K must be filed.

         (c) Exhibits:

             Exhibit
             Number      Description

             2.1* Support Agreement between Pervasive Software Inc. and EveryWare Development Inc. dated September 30, 1998, including Schedules A and B thereto.

             99.1*       Text of Press Release dated September 30, 1998.


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*  Incorporated by reference to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 1998.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PERVASIVE SOFTWARE INC.



Date:  November 30, 1998           By:   /s/ James R. Offerdahl
                                      ------------------------------------------
                                      James R. Offerdahl
                                      Chief Operating Officer and
                                      Chief Financial Officer
                                      (Duly Authorized Officer and
                                      Principal Financial Officer)

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